UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 1, 2023

OneWater Marine Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39213	83-4330138
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6275 Lanier Islands Parkway Buford, Georgia	30518
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, including Area Code:  (678) 541-6300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.01 per share	ONEW	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On March 1, 2023, the Board of Directors (the “Board”) of OneWater Marine Inc., a Delaware corporation (the “Company”), voted to expand the size of the Board from eight to nine members, effective as of March 1, 2023.

Appointment of Carmen R. Bauza

On March 1, 2023, the Board appointed Carmen R. Bauza to the Board as a director, effective as of March 1, 2023, with a term expiring at the 2024 annual meeting of stockholders or until her successor is elected and qualified, or, if earlier, until her death, disability, resignation, disqualification, or removal from the Board. Based upon information requested from and provided by Ms. Bauza concerning her background, employment and affiliations, including family relationships, the Board determined that Ms. Bauza does not have any relationships that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that Ms. Bauza is “independent” as that term is defined under the applicable rules and regulations of the Securities and Exchange Commission (the “SEC”) and the listing requirements of the Nasdaq Stock Market. There are no family relationships between Ms. Bauza and any director or executive officer of the Company, and there are no arrangements or understandings between Ms. Bauza and any other persons pursuant to which she was appointed as a director of the Company.

Ms. Bauza has been appointed as a member of the Compensation Committee and the Audit Committee, effective as of March 1, 2023. Ms. Bauza will receive the standard non-employee director compensation for her service as a director. In connection with her appointment, the Company and Ms. Bauza will enter into the Company’s standard form of indemnification agreement.

For a full description of the compensation program for the Company’s non-employee directors, please see the Company’s Definitive Proxy Statement filed on January 13, 2023.

Carmen R. Bauza is currently a director at Destination XL Group, Inc. (NASDAQ: DXLG) and serves a member of its nominating and corporate governance committee and cybersecurity and data committee. Ms. Bauza also serves as a member of the board of directors of Zumiez, Inc. (NASDAQ: ZUMZ) and serves as a member of its audit committee and nominating and corporate governance committee. Ms. Bauza also serves as a member of the board of managers of Claire’s Holdings LLC, which she joined in October 2018. Most recently, Ms. Bauza served as the Chief Merchandising Officer at Fanatics, Inc. from January 2019 until April 2021. Prior to that, she was the Chief Merchandising Officer at HSN from November 2016 until December 2017 and the Senior Vice President, General Merchandise Manager Consumables, Health and Wellness at Walmart Inc. (NYSE: WMT) from June 2007 to October 2016. She previously held roles at Bath & Body Works (NYSE: BBWI), Five Below (NASDAQ: FIVE) and The Walt Disney Company (NYSE: DIS). Ms. Bauza currently serves as a member of the board of trustees at Seton Hill University and as a member of the advisory board of RoundTable Healthcare Partners Council. Ms. Bauza brings extensive retail, merchandising and digital experience to the Board.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 1, 2023, the Board approved the amendment and restatement of the bylaws of the Company (the “Bylaws”), effective as of such date. The changes effected by the amendment and restatement of the Bylaws were to, among other things, (i) provide detailed procedures consistent with market practice and the Delaware General Corporation Law for the calling, holding, notice of and adjournment of meetings of stockholders, (ii) update the procedures and disclosure requirements for stockholder list availability, in line with recent amendments to the Delaware General Corporation Law, (iii) update the procedures and disclosure requirements, in line with market practice, for the nomination of director nominees for election at meetings of stockholders to address the adoption of rules and regulations of the U.S. Securities and Exchange Commission regarding universal proxy cards set forth in Rule 14a-19 under the Securities Exchange Act of 1934 (the “Universal Proxy Card Rules”), including requiring that nominating stockholders comply with the Universal Proxy Card Rules, (v) clarify that, to the fullest extent permitted by and enforceable under applicable law, the exclusive forum for claims under the Securities Act of 1933, as amended (the “Securities Act”) shall be the federal district courts of the United States, (vi) clarify that the Chairman of the Board can be either an executive or non-executive role, (vii) state that officers and directors may resign solely by written notice, and (viii) make minor clarifying changes and adopt gender neutral pronouns.

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The description of the amendments to the Bylaws set forth above is qualified in its entirety by reference to the text of the Bylaws, a copy of which is filed hereto as Exhibit 3.1 and incorporated by reference herein.

Item 7.01	Regulation FD Disclosure

On March 2, 2023, the Company issued a press release announcing the appointment of Ms. Bauza to the Board as a director. A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated into this Item 7.01 by reference.

The information furnished pursuant to this Item 7.01, including Exhibit 99.1 attached hereto, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference into any filing under the Securities Act unless specifically identified therein as being incorporated therein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
3.1*	Third Amended and Restated Bylaws of OneWater Marine Inc., effective as of March 1, 2023.
99.1*	Press Release issued by OneWater Marine Inc., dated March 2, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).
*          Furnished herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONEWATER MARINE INC.

	By:	/s/ Jack Ezzell
	Name:	Jack Ezzell
	Title:	Chief Financial Officer
Dated: March 2, 2023

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